UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-13097 (Commission File Number)	41-1526554 (I.R.S. Employer Identification Number)

2575 University Ave. W. St. Paul, Minnesota	55114
(Address of Principal Executive Offices)	(Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
Summary of Fiscal 2008 Named Executive Officer Compensation
Set forth below is a summary of fiscal 2008 compensation arrangements between Synovis Life Technologies, Inc. (the “Company”) and its chief financial officer and certain of its principal executive officers who currently constitute the Company’s “named executive officers” (defined in Regulation S-K Item 402(a)(3)), all of which are expected to be considered named executive officers for the 2008 fiscal year. All of the Company’s executive officers are at-will employees whose compensation and employment status may be changed at any time in the discretion of the Company’s Board of Directors, subject only to the terms of the Management Change in Control Agreements between the Company and these executive officers (the forms of which have been filed or incorporated by reference as exhibits to the Company’s annual report on Form 10-K for the year ended October 31, 2006).
Base Salary
On November 15, 2007, the Company’s chief financial officer’s and named executive officer’s annual base salaries were adjusted to the amounts below. The annual base salaries were made retroactive to November 1, 2007.

Name and Current Position	Base Salary

Richard W. Kramp	$348,000
(President and Chief Executive Officer)

David A. Buché	$209,066
(Vice President and Chief Operating Officer of Synovis Surgical Innovations)

Brett A. Reynolds	$200,220
(Vice President of Finance and Chief Financial Officer)

B. Nicholas Oray, Ph.D.	$185,316
(Vice President of Research and Development)

Mary L. Frick	$183,716
(Vice President of Regulatory Affairs, Clinical Affairs and Quality)
Annual Cash Incentive Compensation
For fiscal 2008, the Company’s named executive officers are eligible to receive annual cash incentive compensation up to 5% of their base salary based upon achievement of specific individual objectives during the period. Additional cash incentive compensation may be awarded at the discretion of the Compensation Committee for performance or achievement above individual goals. For fiscal 2008, the Compensation Committee also established an incentive cash compensation program based upon achievement of Company financial performance goals.

Benefits
The Company provides medical, dental and life and disability insurance benefits as well as a 401(k) retirement plan and a stock purchase plan to its executive officers. The same benefits are available to all Company employees.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: November 19, 2007	By:	/s/ Brett Reynolds
Brett Reynolds
Vice President of Finance and Chief Financial Officer